SIT GROWTH FUND, INC.

                               POWER OF ATTORNEY
                        TO SIGN REGISTRATION STATEMENTS

     The undersigned, duly elected directors and officers of SIT Growth Fund, Inc. (the "Company"), appoint Eugene C. Sit, Peter L. Mitchelson, Mary K. Stern and Paul E. Rasmussen, or any of them, as attorney-in-fact for the purpose of signing their names and on their behalf as directors and/or officers of the Company and filing with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, notifications, registration statements and other filings, and any and all amendments to said notifications, registration statements and other filings, and all exhibits thereto and other documents, for the purpose of registering unissued shares of common stock of the Company.

     Signature                      Title                            Date

/s/ Eugene C. Sit             Chairman (Principal Executive     October 24, 1995
Eugene C. Sit                 Officer) & Director

/s/ Peter L. Mitchelson       Vice Chairman & Director          October 24, 1995
Peter L. Mitchelson

/s/ Mary K. Stern             President                         October 24, 1995
Mary K. Stern

/s/ Paul E. Rasmussen         Vice President & Treasurer        October 24, 1995
Paul E. Rasmussen             (Principal Financial and
                              Accounting Officer)

/s/ William E. Frenzel        Director                          October 24, 1995
William E. Frenzel

/s/ John E. Hulse             Director                          October 24, 1995
John E. Hulse

/s/ Sidney L. Jones           Director                          October 24, 1995
Sidney L. Jones

/s/ Donald W. Phillips        Director                          October 24, 1995
Donald W. Phillips




                         SIT GROWTH & INCOME FUND, INC.

                               POWER OF ATTORNEY
                        TO SIGN REGISTRATION STATEMENTS

     The undersigned, duly elected directors and officers of SIT Growth & Income Fund, Inc. (the "Company"), appoint Eugene C. Sit, Peter L. Mitchelson, Mary K. Stern and Paul E. Rasmussen, or any of them, as attorney-in-fact for the purpose of signing their names and on their behalf as directors and/or officers of the Company and filing with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, notifications, registration statements and other filings, and any and all amendments to said notifications, registration statements and other filings, and all exhibits thereto and other documents, for the purpose of registering unissued shares of common stock of the Company.

     Signature                      Title                            Date

/s/ Eugene C. Sit             Chairman (Principal Executive     October 24, 1995
Eugene C. Sit                 Officer) & Director

/s/ Peter L. Mitchelson       Vice Chairman & Director          October 24, 1995
Peter L. Mitchelson

/s/ Mary K. Stern             President                         October 24, 1995
Mary K. Stern

/s/ Paul E. Rasmussen         Vice President & Treasurer        October 24, 1995
Paul E. Rasmussen             (Principal Financial and
                              Accounting Officer)

/s/ William E. Frenzel        Director                          October 24, 1995
William E. Frenzel

/s/ John E. Hulse             Director                          October 24, 1995
John E. Hulse

/s/ Sidney L. Jones           Director                          October 24, 1995
Sidney L. Jones

/s/ Donald W. Phillips        Director                          October 24, 1995
Donald W. Phillips




                             SIT MUTUAL FUNDS, INC.

                               POWER OF ATTORNEY
                        TO SIGN REGISTRATION STATEMENTS

     The undersigned, duly elected directors and officers of SIT Mutual Funds, Inc. (the "Company"), appoint Eugene C. Sit, Peter L. Mitchelson, Mary K. Stern and Paul E. Rasmussen, or any of them, as attorney-in-fact for the purpose of signing their names and on their behalf as directors and/or officers of the Company and filing with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, notifications, registration statements and other filings, and any and all amendments to said notifications, registration statements and other filings, and all exhibits thereto and other documents, for the purpose of registering unissued shares of common stock of the Company.

     Signature                      Title                            Date

/s/ Eugene C. Sit             Chairman (Principal Executive     October 24, 1995
Eugene C. Sit                 Officer) & Director

/s/ Peter L. Mitchelson       Vice Chairman & Director          October 24, 1995
Peter L. Mitchelson

/s/ Mary K. Stern             President                         October 24, 1995
Mary K. Stern

/s/ Paul E. Rasmussen         Vice President & Treasurer        October 24, 1995
Paul E. Rasmussen             (Principal Financial and
                              Accounting Officer)

/s/ William E. Frenzel        Director                          October 24, 1995
William E. Frenzel

/s/ John E. Hulse             Director                          October 24, 1995
John E. Hulse

/s/ Sidney L. Jones           Director                          October 24, 1995
Sidney L. Jones

/s/ Donald W. Phillips        Director                          October 24, 1995
Donald W. Phillips